UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

VANECK MERK GOLD TRUST

(Exact name of registrant as specified in its charter)

New York	001-36459	46-6582016
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merk Investments LLC

1150 Chestnut St

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 323-4341

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
VanEck Merk Gold Shares	OUNZ	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2024, Merk Investments LLC (“Merk”), as the sponsor of the Merk Gold Trust (the “Trust”), and The Bank of New York Mellon (“BNY”), as the trustee of the Trust, entered into a Third Amendment To Depositary Trust Agreement (the “Trust Amendment”), amending that certain Depositary Trust Agreement, dated as of May 6, 2014 (as amended to date, the “Trust Agreement”), which created the Trust. The Trust Amendment effectuated a change in the name of the Trust from “VanEck Merk Gold Trust” to “VanEck Merk Gold ETF,” to be effective as of August 30, 2024. As a result of the name change, all references to “VanEck Merk Gold Trust” in the Trust Agreement are amended to read “VanEck Merk Gold ETF.” Except for the name change effected pursuant to the Trust Amendment, the Trust Agreement remains in full force and effect on its existing terms, and for the avoidance of doubt, the shares offered by the Trust shall remain as “VanEck Merk Gold Shares.”

A copy of the Trust Amendment is attached as Exhibit 4.1 to this report, and is incorporated herein by reference. The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure regarding the Trust Amendment and name change of the Trust in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Third Amendment To Depositary Trust Agreement, dated as of August 20, 2024, by and between Merk Investments LLC, as sponsor of the Trust, and The Bank of New York Mellon, as trustee of the Trust.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned in its capacity* hereunto duly authorized.

Date: August 20, 2024	MERK INVESTMENTS LLC Sponsor of the Merk Gold Trust

	By:	/s/ Axel Merk
Axel Merk
President and Chief Investment Officer
(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

*	The Registrant is a trust, and the person specified above is signing in his capacity as an authorized officer of Merk Investments LLC, the Sponsor of the Registrant.

EXHIBIT INDEX

Exhibit	Description
4.1	Third Amendment To Depositary Trust Agreement, dated as of August 20, 2024, by and between Merk Investments LLC, as sponsor of the Trust, and The Bank of New York Mellon, as trustee of the Trust.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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